FIRST AMENDED AND RESTATED GUARANTY January 31, 2024 TO: FIRST NATIONAL BANK OF OMAHA (“Lender”) The undersigned requests Lender to give, and continue to give, Cardinal Ethanol, LLC, an Indiana limited liability company and Cardinal Colwich, LLC, a Kansas limited liability company (collectively, the “Debtor”), from time to time as Lender may see fit, financial accommodations and credit and in consideration thereof, whether the same has been heretofore given or may hereafter be given by Lender to the Debtor, the undersigned guaranties, promises, and agrees to make prompt payment to Lender, as they severally mature, of all Banking Services Obligations, indemnity obligations, and reimbursement obligations (including expense reimbursement obligations), and other indebtedness and obligations of the Debtor to Lender, of the Obligations, of all other loans or extensions of credit made or which may be made by Lender to the Debtor under the Loans or otherwise, of all monies paid or advanced by Lender for the use or account of the Debtor, and of all notes, acceptances, and other paper which have been or may be discounted for, or at the request of, the Debtor, whether made, drawn, accepted, endorsed, or not endorsed by the Debtor, and whether endorsed with or without recourse, the due and punctual payment and performance (and not merely the enforceability) of all of the Debtor’s obligations to Lender under the Loan Documents (as such term is defined in that certain Second Amended and Restated Construction Loan Agreement dated of even date with this First Amended and Restated Guaranty (“Guaranty”) among Lender and the Debtor (as the same may be amended, restated, or otherwise modified from time to time hereafter, the “Loan Agreement”)), and of any and all other obligations, of every kind and character, now due or which may hereafter become due from the Debtor to Lender, howsoever created, arising or evidenced, and also of any and all renewals, refinancings, or extensions of any of the foregoing (each individually, a “Liability” and collectively, the “Liabilities”) regardless of any collateral now held by Lender, or which Lender may hereafter acquire, as security for any or all of the Liabilities. This Guaranty amends and restates that certain Guaranty dated February 28, 2022 executed and delivered by the undersigned in favor of Lender, is continuation thereof, and is not a novation thereof. This Guaranty is issued and delivered as a condition to Lender’s extension of the Loans to the Debtor under the Loan Agreement. The undersigned agrees, on demand by Lender, to pay all sums guaranteed or due under this Guaranty regardless of any defense, right of set-off, or claims which the Debtor or the undersigned may have against Lender. This is an unlimited, absolute, irrevocable, present, and continuing guaranty of payment and performance, and not merely of collection and/or enforceability. Notwithstanding anything to the contrary contained in this Guaranty, in any action to enforce any of the obligations of the undersigned under this Guaranty, Lender, at its election, may proceed against the undersigned, with or without (i) joining the Debtor in any such action, (ii) commencing any action against or obtaining any judgment against the Debtor, (iii) commencing any action against or obtaining a judgment against any other guarantor, or (iv) commencing any proceeding to enforce the Liabilities, realize upon any Loan Document relating to the Liabilities, foreclose any Mortgage or Security Agreement securing any Liability or exercise any remedy contained therein, or obtain any judgment, decree, or foreclosure sale therein. Capitalized terms not otherwise defined in this Guaranty shall have the meaning given to such terms in the Loan Agreement. Any representations, warranties, covenants, and agreements made by the undersigned to Lender in the Loan Agreement and any other Loan Document are hereby incorporated into this Guaranty by reference. It is understood that extensions of time of payment or modifications, refinancings, or renewals of any of the Liabilities shall not in any way impair the liability of the undersigned to Lender and that the undersigned will keep posted as to all matters pertaining to this Guaranty without notice from Lender. The undersigned expressly waives (i) notice of the acceptance by Lender of this Guaranty, (ii) notice of the existence, creation, payment, or nonpayment of the Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) any failure by Lender to inform the undersigned of any facts Lender may now or hereafter know about the Debtor, or any Liabilities, it being understood and agreed that Lender has no duty so to inform and that the undersigned is fully responsible for being and remaining informed by the Debtor of all circumstances bearing on the existence, creation, or risk of non-payment of the Liabilities. Credit may be granted or continued from time to time by Lender to the Debtor without notice to or authorization from the undersigned regardless of the financial or other condition of the Debtor at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with the undersigned its assessment of the financial condition of the Debtor. No modification or waiver of any of the provisions of this Guaranty will be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. When any of the Liabilities become and remain due and unpaid, the undersigned shall, upon demand, pay to Lender the amount due thereon or promptly perform the Liability the Debtor is so obligated to perform, as the case may be. Any amounts received by Lender from whatsoever source on account of the Liabilities may be applied by Lender toward the payment of the Liabilities in such order of application as Lender may from time to time elect. In addition to the representations and warranties which include the undersigned to Lender in the Loan Agreement and other Loan Documents, the undersigned represents and warrants to Lender as follows: (a) The undersigned (i) has an economic interest in each Debtor, (ii) will directly benefit by and from the making and continuation of the Loans by Lender to the Debtor, (iii) has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to Lender in good faith in exchange for reasonably equivalent value, (iv) is not insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty, and (v) has not executed this Guaranty or granted any collateral for this Guaranty with the intent to hinder, delay, or defraud the undersigned’s creditors; (b) Any and all financial statements, balance sheets, net worth statements, and other financial data with respect to the undersigned which have been given to Lender at any time by or on behalf of the undersigned fairly and accurately present, in all material respects, the financial condition of the undersigned as of the dates thereof, and, since the dates thereof, there has been no material adverse change in the financial condition of the undersigned; (c) The execution, delivery, and performance by the undersigned of this Guaranty does not and will not contravene or conflict with (1) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality, or court having jurisdiction over the undersigned, or (ii) any contractual restriction binding on or affecting the undersigned or any of the undersigned’s property or assets; (d) This Guaranty creates legal, valid, and binding obligations of the undersigned enforceable against the undersigned in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditor’s rights generally and by principles of equity; (e) Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of the undersigned, threatened or affecting the undersigned, which may adversely affect the ability of the undersigned to pay the Liabilities in full. There are no judgments or orders for the payment of money rendered against the undersigned which have been undischarged. The undersigned is not in material default under any material agreement to which the undersigned is a party or otherwise bound; and (f) The undersigned has disclosed all material events, conditions and facts known to the undersigned which could have any material adverse effect on the financial condition of the undersigned or the Debtor or an adverse effect on any collateral for the Liabilities. No representation or warranty by the undersigned contained in this Guaranty, nor any schedule, certificate, financial statement, or other document furnished by or on behalf of the undersigned to Lender in connection with this Guaranty contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading. The undersigned indemnifies Lender and agrees to defend and hold harmless Lender from and against (i) any loss, cost, damage, or expense occurring by reason of a breach of the foregoing representations and warranties, and (ii) the loss, mitigation, subordination or other consequences adverse to Lender by reason of this Guaranty being challenged as a preference or suffering any other subjugation under any bankruptcy or other law, whether state or federal, affecting debtors, creditors, and/or the relationship between and among them. The undersigned will maintain in good standing its existence and its right to transact business in its State of incorporation and in each State in which it operates, and will continue to engage in the same lines of business in which it is presently engaged. The undersigned will permit the Lender and any agent of the Lender to visit and inspect any of its properties, corporate books, financial records, grain and inventory warehouses, and grain and ethanol and distiller's grains inventory records, and to discuss its affairs, finances and accounts with its principal officers and independent public accountants, all at such reasonable times and as often as the

Lender may reasonably request. At the request of Lender, the undersigned shall permit, and will cooperate with the Lender in arranging for, inspections from time to time of the undersigned’s facilities and audits of the Collateral (as defined in the Guarantor Security Agreement). The undersigned acknowledges that any reports and inspections conducted or generated by the Lender or its agents or representatives, shall be made for the sole benefit of the Lender and not for the benefit of the undersigned, the Debtor, or any third party, and the Lender does not assume any liability, responsibility or obligation to the undersigned, the Debtor, or any third party by reason of such inspections or reports. The reasonable costs and expenses of such audits and inspections made by the Lender shall be paid or reimbursed by the undersigned. The undersigned will comply in all material respects with all statutes, laws and governmental rules, regulations, Permits, and orders applicable to its business, properties, assets, and organization as an IC-DISC corporation under the Internal Revenue Code. The undersigned will promptly inform the Lender of the commencement of any material action, suit, proceeding, arbitration, mediation or investigation against the undersigned, or the making of any counterclaim against the undersigned, and of all material Liens against any of the undersigned’s property and promptly advise the Lender in writing of any other condition, event or act which comes to its attention that would or might materially prejudice Lender's rights under this Guaranty or the Loan Documents to which the undersigned is a party, or otherwise result in a Material Adverse Effect. Before proceeding under this Guaranty against the undersigned, resort need not be made by Lender to any other Collateral or security for any or all of the Liabilities whether pledged by the Debtor or by any other person in connection with the Liabilities, nor need Lender exhaust any remedy against the Debtor, nor against any other endorser, surety, or guarantor of the Liabilities. The undersigned shall pay on demand all reasonable costs of collection, legal expenses, and attorneys’ fees incurred or paid by Lender in collecting and/or enforcing this Guaranty, unless prohibited by applicable law. Until indefeasible payment in full of all Liabilities, the undersigned forever subordinates any right of subrogation against the Debtor on account of payment made pursuant to this Guaranty. The undersigned agrees that, if at any time all or any part of any payment previously applied by Lender on any of the Liabilities must be returned by Lender for any reason, whether by court order, administrative order, or settlement, the undersigned shall remain liable for the full amount returned as if such amount had never been received by Lender, notwithstanding any termination of this Guaranty or the cancellation of any agreement evidencing the Liabilities. The undersigned agrees that the obligations, covenants, and agreements of the undersigned under this Guaranty shall not be affected or impaired by any act of Lender, or any event or condition except full payment of the Liabilities and any other sums due under this Guaranty. The undersigned agrees that, without full payment of the Liabilities, the liability of the undersigned under this Guaranty shall not be discharged by (i) any assignment of the Liabilities by Lender, sale of participations in the Liabilities by Lender, transfer, waiver, compromise, settlement, modification, surrender, impairment, or release of any Liability or collateral for any Liability, (ii) the existence of any defenses to enforcement of any Liability or any security therefor, (iii) any failure, omission, delay, or inadequacy, whether entire or partial, of Lender to exercise any right, power, or remedy regarding any Liability or to enforce or realize upon (or to make the undersigned a party to the enforcement or realization upon) any of Lender’s security for any Liability, including, but not limited to, any impairment or release of such security by Lender, (iv) the existence of any set-off, claim, reduction, or diminution of the Liabilities, or any defense of any kind or nature, which the undersigned may have against Lender, (v) the application of payments received from any source to the payment of any obligation other than the Liabilities, even though Lender might lawfully have elected to apply such payments to any part or all of the Liabilities, or (vi) the addition of any and all other endorsers, the undersigned, obligors, and other persons liable for the payment of the Liabilities and the acceptance of any and all other security for the payment of the Liabilities; all whether or not the undersigned has had notice or knowledge of any act or omission referred to in any of the foregoing clauses. Lender intends that the undersigned shall remain liable under this Guaranty as principal until all Liabilities have been indefeasibly paid in full, notwithstanding any fact, act, event, or occurrence which might otherwise operate as a legal or equitable discharge of a surety or guarantor. This Guaranty shall remain fully enforceable irrespective of any defense which the Debtor may assert on the Liabilities or against enforcement of this Guaranty, including but not limited to failure of consideration and statute of frauds. The undersigned further waives all errors and omissions in connection with Lender’s administration of the Liabilities and collateral for the Liabilities. A waiver by Lender of any right or remedy on any one or more occasions shall not be construed as a bar to or a waiver of any such right or remedy on future occasions. The undersigned agrees to provide to Lender any financial statements and information required in the Loan Agreement (which requirements are incorporated into this Guaranty by reference) at the times provided for therein and from time to time such further information regarding the financial condition, business, and/or properties of the undersigned as Lender may reasonably request. The undersigned authorizes Lender to obtain from time to time a credit report on the undersigned from any credit reporting agency or bureau. The undersigned has unconditionally delivered this Guaranty to Lender and failure to sign this or any other guaranty by any other person shall not discharge the liability of the undersigned under this Guaranty. This Guaranty shall be secured by all assets and/or collateral now or hereafter pledged by the undersigned to Lender to secure any Liabilities, including, but not limited to, the Collateral defined in and encumbered by that certain First Amended and Security Agreement of even date with this Guaranty executed in favor of and delivered by the undersigned to Lender, as it may be amended, supplemented, restated, refinanced, or otherwise modified from time to time. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Nebraska, exclusive of its choice of laws rules, shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon the undersigned and the heirs, beneficiaries, successors, and assigns of the undersigned. The undersigned agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any State or Federal Court in the State of Nebraska and waives any objection which the undersigned may have to the laying of the venue of any such action, suit, or proceeding in any such Court; provided, however that the provisions of this paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum. THE UNDERSIGNED AND LENDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. [SIGNATURE PAGE FOLLOWS]

CARDINAL ETHANOL EXPORT SALES, INC., a Delaware corporation By: : i Title: William Dartt, Treasurer Address: 1554 'N. County Road 600 E., Union City, Indiana 47390 STATE OF INDIANA ) ) ss. COUNTY OF Rang nlp ) The foregoing Guaranty was acknowledged before me this @O_ day of January, 2024, by Wittion Darce _, the “Tvrasucyr of Cardinal Ethanol Export Sales, Inc., to me known personally, and who, being by me duly sworn, deposes and says that said instrument was signed as the free act and deed of such corporation. V or Notary Public My Commission Expires: 2/22/2028 ™ ? Notary Pat Lawrence ; , fe ublic Seat State: My County of Residence is : Ln 2 Perdobh coun 5 Commission # NP0731838 Soo My Commission Expwes 02/22/2029